SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 12, 1996

                             Karrington Health, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Ohio                          0-28656                  31-1461482
----------------                ----------------         -------------------
(State or other                 (Commission File            (IRS Employer
 jurisdiction of                    Number)              Identification No.)
 incorporation)


                919 Old Henderson Road, Columbus, Ohio     43220
               ----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (614) 451-5151


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                               Page 1 of 6 Pages.
                         Index to Exhibits is on Page 4.

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

     On November 12, 1996, Karrington Health, Inc. (the "Registrant") issued a press release, a copy of which is included herewith as Exhibit 99 (the "Press Release"), announcing the execution of a letter of intent to acquire the business of Kensington Management Group, Inc.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.

            (a) - (b)   None required.

            (c)         Exhibits.

Exhibit Number            Description                         Page No.
--------------            -----------                         --------

     99          Press Release dated November 12, 1996         5 - 6


Item 8.     Change in Fiscal Year.

            Not Applicable.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    KARRINGTON HEALTH, INC.



Date:  November 27, 1996          By: /s/ Mark N. Mace
                                          ------------------------------------
                                          Mark N. Mace
                                          Senior Vice President, Finance
                                          and Treasurer

                                INDEX TO EXHIBITS


Exhibit Number            Description                         Page No.
--------------            -----------                         --------

     99          Press Release dated November 12, 1996         5 - 6


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